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                                                                     EXHIBIT (A)

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1993-1 Monthly Statement
                      Class A Certificate CUSIP #25466KAA7
                      Class B Certificate CUSIP #25466KAB5


Trust Distribution Date: April 15, 1998       Due Period Ending:  March 31, 1998

Pursuant to the Series Supplement dated as of October 27, 1993 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.   Payments for the benefit of Series Investors this Due Period (per $1000 of
     Class Initial Investor Interest)

     Series  1993-1                                                        Total                  Interest         Principal

      Class A                        30 days at 5.957500000%            $4.964583333            $4.964583333       $0.000000000

      Class B                        30 days at 5.300000000%            $4.416666667            $4.416666667       $0.000000000

2.   Principal Receivables at the end of the Due Period

      (a) Aggregate Investor Interest                                                                        $16,936,325,676.00
          Seller Interest                                                                                     $2,389,177,999.72

          Total Master Trust                                                                                 $19,325,503,675.72


      (b) Group One Investor Interest                                                                        $14,386,325,676.00

      (c) Group Two Investor Interest                                                                         $2,550,000,000.00

      (d) Series 1993-1 Investor Interest                                                                       $797,873,000.00

      (e) Class A Investor Interest                                                                             $750,000,000.00

          Class B Investor Interest                                                                              $47,873,000.00

3.   Allocation of Receivables Collected During the Due Period


                                                                     Finance Charge           Principal              Yield
                                                                       Collections           Collections           Collections
      (a) Allocation of Collections
          between Investor and Seller

          Aggregate Investor Allocation                              $277,319,470.48       $2,348,983,679.25              $0.00

          Seller                                                      $45,107,538.56         $382,075,126.99              $0.00

      (b) Group One Allocation                                       $235,565,172.82       $1,995,311,563.84              $0.00

      (c) Group Two Allocation                                        $41,754,297.66         $353,672,115.41              $0.00

      (d) Series 1993-1 Allocations                                   $13,058,293.87         $110,607,881.65              $0.00

      (e) Class A Allocations                                         $12,284,469.05         $104,053,340.52              $0.00

          Class B Allocations                                            $773,824.82           $6,554,541.13              $0.00


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
4.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                                          Deposits into the
                                                 SPFAs This                     SPFA         Deposit Deficit         Investment
                                                 Due Period                  Balance                  Amount             Income

     Series 1993-1                                    $0.00                    $0.00                    0.00              $0.00


5.   Information Concerning Amount of Controlled Liquidation Payments


                                                                                                                  Total Payments
                                                                       Amount Paid            Deficit Amount       Through This
                                                                    This Due Period          This Due Period         Due Period

     Series 1993-1                                                             $0.00                   $0.00              $0.00



6.   Information Concerning the Series Interest Funding Accounts ("SIFA")



                                                                                           Deposits Into the
                                                                                                 SIFAs This
                                                                                                 Due Period        SIFA Balance

          Series 1993-1                                                                        $3,934,876.58              $0.00


7.   Pool Factors                                                                                               This Due Period

          Class A                                                                                                    1.00000000

          Class B                                                                                                    1.00000000

                                                                                                                 Cumulative Investor
8.   Investor Charged-Off Amount                                                      This Due Period Amount         Charged-Off

      (a) Group One                                                                           $92,397,088.58              $0.00

      (b) Group Two                                                                           $16,377,529.39              $0.00

      (c) Series 1993-1                                                                        $5,121,930.04              $0.00

      (d) Class A                                                                              $4,818,408.26              $0.00

          Class B                                                                                $303,521.78              $0.00

9.   Investor Losses This Due Period

                                                                                                                    Per $1,000 of
                                                                                                                 Original Invested
                                                                                                       Total          Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-1                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

10.  Reimbursement of Investor Losses This Due Period

                                                                                                                    Per $1,000 of
                                                                                                                 Original Invested
                                                                                                       Total            Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-1                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses

                                                                                                                     Per $1,000 of
                                                                                                                 Original Invested
                                                                                                       Total           Principal

      (a) Group One                                                                                    $0.00              $0.00

      (b) Group Two                                                                                    $0.00              $0.00

      (c) Series 1993-1                                                                                $0.00              $0.00

      (d) Class A                                                                                      $0.00              $0.00

          Class B                                                                                      $0.00              $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period

      (a) Group One                                                                                              $23,977,209.44

      (b) Group Two                                                                                               $4,250,000.00

      (c) Series 1993-1                                                                                           $1,329,788.33

      (d) Class A                                                                                                 $1,250,000.00

          Class B                                                                                                    $79,788.33

13.  Class Available Subordinated Amount at the end of the Due Period

                                                                                                                  As a Percentage
                                                                                                                     of Class A
                                                                                                   Total          Invested Amount

          Series 1993-1 Class B                                                               $63,829,840.00             8.5106%

14.  Total Available Credit Enhancement Amounts

                                                                                               Shared Amount      Class B Amount

          Maximum Amount                                                                      $19,946,825.00     $15,957,460.00

          Available Amount                                                                    $19,946,825.00     $15,957,460.00

          Amount of Drawings on Credit Enhancement
           for this Due Period                                                                         $0.00              $0.00


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
15.  Delinquency Summary

     End of Due Period Master Trust Receivables Outstanding       $19,619,869,946.98

                                                                                       Delinquent Amount     Percentage of Ending
          Payment Status                                                                Ending Balance     Receivables Outstanding

          30-59 days                                                                    $419,913,275.47               2.14%

          60-179 days                                                                   $911,502,585.27               4.65%

                                            U.S. BANK NATIONAL ASSOCIATION
                                            as Trustee


                                          BY: ____________________________
                                                    Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1993-1 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of October 27, 1993 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1993-1 Master Trust Certificates for the Distribution Date occurring on April 15, 1998:

1.   Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.   The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.   The aggregate amount of Collections processed during the related
     Due Period is equal to                                                                                   $3,053,485,815.26

4.   The aggregate amount of Class A Principal Collections processed
     during the related Due Period is equal to                                                                  $104,053,340.52

5.   The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                                                   $12,284,469.05

6a.  The aggregate amount of Class A Principal Collections recharacterized
     as Series Yield Collections during the related Due Period is equal to                                                $0.00

6b.  The aggregate amount of Class A Additional Funds for this Distribution date is equal to                              $0.00

7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall is equal to                                               $0.00

     (b)  with respect to the Class A Cumulative Investor Charged-Off Amount is equal to                                  $0.00

     (c)  with respect to the Class A Investor Interest is equal to                                                       $0.00

8.   The sum of all amounts payable to the Class A Certificateholders
     on the current Distribution Date is equal to                                                                 $3,723,437.50

9.   The aggregate amount of Class B Principal Collections processed during the
     related Due Period is equal to                                                                               $6,554,541.13

10.  The aggregate amount of Class B Finance Charge Collections processed during
     the related Due Period is equal to                                                                             $773,824.82

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                   $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution date
     is equal to                                                                                                          $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                                           $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                                                     $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                                                       $0.00

13.  The sum of all amounts payable to the Class B Certificateholders on the
     current Distribution Date is equal to                                                                          $211,439.08

14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of April, 1998.



                                         GREENWOOD TRUST COMPANY
                                            as Master Servicer

                                         By:_________________________
                                         Vice President, Director of Accounting,
                                         and Treasurer